UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick Trust for Advised Portfolios 2020 East Financial Way, Suite 100 Glendora, CA 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(626) 914-7385

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2017

Item 1. Reports to Stockholders.

Annual Report

September 30, 2017

Miller Income Fund

Class A  LMCJX

Class C  LCMNX

Class FI  LMCKX

Class I  LMCLX

Class IS  LMCMX

Table of contents

Miller Income Fund
Manager commentary	1
Fund at a glance	5
Fund expenses	6
Fund performance	8
Schedule of investments	9
Statement of assets and liabilities	13
Statement of operations	15
Statement of changes in net assets	16
Financial highlights	17
Notes to financial statements	22
Report of independent registered public accounting firm	30
Additional information	31
Privacy notice	32
Additional information	33
Directory of funds' service providers	Back Cover

Miller Income Fund 2017 Annual Report

Miller Income Fund manager commentary

The prior 12 months were good for the Miller Income Fund, with I-shares generating an 18.81% total return. In comparison, the BofA Merrill Lynch High Yield Master II Index (the primary benchmark) returned 9.06%. The most recent quarter ending September 30, 2017 was the fifth consecutive one in which the Fund outperformed its primary benchmark, as the Fund returned 3.80% versus 2.04% for the benchmark.

This has led some shareholders and prospects to ask, "Given the strong recent performance, is it too late to buy?" We certainly don't think so. Indeed, we believe we own a whole portfolio of undervalued income-generating securities. The rest of this letter provides a brief summary of the investment thinking behind two of the Fund's more recently added positions, with the intent to help investors gain a more in-depth understanding of our investment thinking and process.

Average Annual Total Returns — as of 9/30/20171

	Without Sales Charges			With Max Sales Charges
	1 Yr	3 Yr	Inception[2]	1 Yr	3 Yr	Inception[2]
Class A	18.42%	3.25%	3.11%	11.57%	1.24%	1.42%
Class C	17.46	2.44	2.36	16.46	2.44	2.36
Class FI	18.44	3.18	2.98	18.44	3.18	2.98
Class I	18.81	3.51	3.33	18.81	3.51	3.33
Class IS	18.91	3.60	3.41	18.91	3.60	3.41
BofA Merrill Lynch High Yield Master II Index	9.06	5.87	5.12	9.06	5.87	5.12
S&P 500	18.61	10.81	11.13	18.61	10.81	11.13

1  Returns for periods greater than one year are annualized.

2  Inception date is 2/28/14.

  Gross Expenses (Net): Class A — 2.47% (2.34%), Class C — 3.25% (3.09%), Class FI — 5.91% (2.34%), Class I — 2.27% (2.04%), Class IS — 2.13% (1.94)

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front end sales charge of 5.75%. Class C shares have a one year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. Numbers may be the same due to rounding. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month end information, please call 888-593-5110.

Miller Value Partners, LLC (the "Adviser") has agreed to waive a portion or all of the management fees through February 28, 2019.

Miller Income Fund 2017 Annual Report

Miller Income Fund manager commentary (cont'd)

Maiden Holdings (MHLD) provides specialized, non-catastrophic reinsurance. Property and casualty insurance firms pay Maiden to assume risk beyond certain loss levels on their books of business. Because Maiden de-emphasizes less predictable catastrophic risks and other volatile types of insurance, profits should be relatively predictable, which investors like. However, Maiden announced in February that they had underestimated losses in their commercial automotive segment, an issue that has plagued most car insurers. Then in August, the company reported additional reserve charges tied to workers' compensation and client-specific facultative contracts. The market, which at the beginning of the year priced the stock at a premium to book value, punished Maiden by driving the share price to almost half of book value. While we acknowledge the losses were unexpected and that additional adverse development is a possibility, we believe the valuation reflects significantly more losses than are likely to occur. Shares sported a qualified 8.5% dividend yield at the time of our initial purchase, and we think the dividend is sustainable. We also believe that, over time, shares should migrate back toward book value as the market realizes the company can earn close to its cost of capital over the long term.

Another financial company we added to in the third quarter is the boutique mergers and acquisitions (M&A) advisor, Greenhill (GHL). The company advises generally on large, global transactions, which have recently been few and far between. When we first started buying the stock at the end of the second quarter, it carried a 9% dividend yield, and shares had fallen from an all-time high of almost $90 (dividend-adjusted) to our purchase price of $20. Near the end of the third quarter, the company announced a significant financial restructuring, whereby the company will use a bank loan to repurchase up to $285M worth of stock in an effort to maximize shareholder value. Both the Firm's Chairman and CEO are personally buying $10M each of newly issued common stock, and the CEO has asked to forego 90% of his base salary in exchange for restricted stock that will cliff vest in five years. Management upsized the debt issuance, as demand from lenders was stronger than anticipated at the rate of Libor (3-month) +3.75%, or approximately 5.1% at current rates. Demand from lenders was so strong that management upsized the transaction, which is worth noting because banks like to loan against hard collateral, which is largely absent in a business where the main assets are people and relationships. We liked the name prior to this transaction, but we like it even more now, as we believe this is a compelling signal about the company's prospects. The people effecting this transaction make a living providing advice on maximizing shareholder value, and employees will own approximately half the firm after the transaction. As of this

Miller Income Fund 2017 Annual Report

Miller Income Fund manager commentary (cont'd)

writing, shares currently trade close to the initial public offering (IPO) price of $17.50. However, Greenhill is likely to have approximately 13M shares outstanding after this transaction, or 57% less than were outstanding shortly after the IPO, which is a rarity for financial firms that survived the global crisis. The recapitalization is likely to include the elimination of the dividend, which we think would have otherwise been sustainable, though we agree that the new capital allocation framework is likely best for aggregate shareholder value creation. This is a name with multi-bagger potential if the firm can return to any normalized level of revenues per managing director.

There is no assurance that we will make money on either name, but we very much like the risk/reward skew for each. We believe these are just two examples of many compelling opportunities we own and search for daily. As the largest shareholders in the Fund, we are excited about our prospects to generate compelling returns and welcome any questions or comments.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government

Miller Income Fund 2017 Annual Report

Miller Income Fund manager commentary (cont'd)

regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Book value of an asset is the value at which the asset is carried on a balance sheet. Dividend yield is the ratio that indicates how much a company pays out in dividends each year relative to its share price. LIBOR is a benchmark rate for short-term interest rates.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment-grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P. Please note that an investor cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

Earnings growth is not representative of the Fund's future performance.

The Miller Income Fund was formerly the Miller Income Opportunity Trust.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a current prospectus.

Miller Income Fund 2017 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

Miller Income Fund 2017 Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2017 and held for the six months ended September 30, 2017.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Income Fund 2017 Annual Report

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.28%	$1,000.00	$1,072.80	1.25%	$6.50
Class C	6.78	1,000.00	1,067.80	2.00	10.37
Class FI	7.31	1,000.00	1,073.10	1.25	6.50
Class I	7.46	1,000.00	1,074.60	0.95	4.94
Class IS	7.51	1,000.00	1,075.10	0.85	4.42

Based on hypothetical actual return1

	Hypothetical Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.85	1.25%	$6.33
Class C	5.00	1,000.00	1,015.09	2.00	10.10
Class FI	5.00	1,000.00	1,018.85	1.25	6.33
Class I	5.00	1,000.00	1,020.36	0.95	4.51
Class IS	5.00	1,000.00	1,020.86	0.85	4.31

1  For the six months ended September 30, 2017.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Miller Income Fund 2017 Annual Report

Fund performance (unaudited)

Historical Performance

Value of $10,000 invested in

Class A, C and FI Shares of Miller Income Fund vs. BofA Merrill Lynch U.S. High Yield Master II Index and S&P 500 Index† — 2/28/14 to 9/30/17

Value of $1,000,000 invested in

Class I and IS Shares of Miller Income Fund vs. BofA Merrill Lynch U.S. High Yield Master II Index and S&P 500 Index† — 2/28/14 to 9/30/17

†  Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Miller Income Fund on February 28, 2014 (inception date), assuming the reinvestment of all distributions, including return of capital, if any, at net asset value through September 30, 2017. Class A shares reflect the deduction of the maximum sales charge of 5.75% at the time of investment and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase repayment. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, if applicable, in the BofA Merrill Lynch U.S. High Yield Master II Index and S&P 500 Index.

Miller Income Fund 2017 Annual Report

Schedule of investments

September 30, 2017

Miller Income Fund

Security	Shares	Value
Common Stocks — 60.4%
Consumer Discretionary — 10.2%
Media — 7.2%
National CineMedia Inc.	460,000	$3,210,800
New Media Investment Group Inc.	400,000	5,916,000
Total Media		9,126,800
Specialty Retail — 3.0%
Abercrombie & Fitch Co., Class A Shares	260,000	3,754,400
Total Consumer Discretionary		12,881,200
Energy — 1.7%
Oil, Gas & Consumable Fuels — 1.7%
Energy Transfer Partners LP	120,000	2,194,800
Financials — 40.4%
Capital Markets — 24.3%
AllianceBernstein Holding LP	50,000	1,215,000
Apollo Global Management LLC, Class A Shares	240,000	7,224,000
Arlington Asset Investment Corp., Class A Shares	210,000	2,673,300
BGC Partners Inc., Class A Shares	226,400	3,276,008
Blackstone Group LP	110,000	3,670,700
Carlyle Group LP	335,000	7,906,000
Greenhill & Co. Inc.	182,000	3,021,200
JMP Group LLC	300,000	1,686,000
Total Capital Markets		30,672,208
Diversified Financial Services — 2.0%
Compass Diversified Holdings	140,000	2,485,000
Insurance — 2.8%
Maiden Holdings Ltd.	440,000	3,498,000
Mortgage Real Estate Investment Trusts (REITs) — 11.3%
Chimera Investment Corp.	280,000	5,297,600
New Residential Investment Corp.	311,750	5,215,578
Starwood Property Trust Inc.	145,200	3,153,744
Western Asset Mortgage Capital Corp.	55,000	575,850
Total Mortgage Real Estate Investment Trusts (REITs)		14,242,772
Total Financials		50,897,980
Industrials — 2.8%
Marine — 2.8%
Seaspan Corp.	500,000	3,545,000

Miller Income Fund 2017 Annual Report

Schedule of investments (cont'd)

September 30, 2017

Miller Income Fund

Security		Shares	Value
Real Estate — 4.9%
Equity Real Estate Investment Trusts (REITs) — 4.9%
CBL & Associates Properties Inc.		225,000	$1,887,750
MGM Growth Properties LLC, Class A Shares		37,500	1,132,875
Washington Prime Group Inc.		385,000	3,207,050
Total Real Estate			6,227,675
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Frontier Communications Corp.		47,332	558,050
Total Common Stocks (Cost — $69,558,465)			76,304,705
	Rate
Convertible Preferred Stocks — 3.9%
Consumer Discretionary — 3.3%
Household Durables — 3.3%
William Lyon Homes	6.500%	40,000	4,236,000
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
Frontier Communications Corp.	11.125%	38,000	731,120
Total Convertible Preferred Stocks (Cost — $6,872,279)			4,967,120
Investments in Underlying Funds — 8.4%
Financials — 8.4%
Capital Markets — 8.4%
Fifth Street Finance Corp.		700,000	3,829,000	(a)
Medley Capital Corp.		262,834	1,569,119	(a)
Triangle Capital Corp.		247,278	3,531,130	(a)
TriplePoint Venture Growth BDC Corp.		122,711	1,644,327	(a)
Total Investments in Underlying Funds (Cost — $11,299,006)			10,573,576
Preferred Stocks — 8.0%
Consumer Discretionary — 1.4%
Specialty Retail — 1.4%
TravelCenters of America LLC	8.000%	74,000	1,727,900
Financials — 4.2%
Property & Casualty Insurance — 4.2%
AmTrust Financial Services Inc.	6.950%	225,000	5,265,000
Industrials — 2.4%
Marine — 2.4%
Seaspan Corp.	7.875%	129,100	3,062,252
Total Preferred Stocks (Cost — $8,991,322)			10,055,152

Miller Income Fund 2017 Annual Report

Miller Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Convertible Bonds & Notes — 1.6%
Financials — 1.6%
Mortgage Real Estate Investment Trusts (REITs) — 1.6%
Western Asset Mortgage Capital Corp. (Cost — $2,000,000)	6.750%	10/1/22	$2,000,000	$2,006,250
Corporate Bonds & Notes — 16.7%
Consumer Discretionary — 1.6%
Specialty Retail — 1.6%
Rent-A-Center Inc., Senior Notes	4.750%	5/1/21	2,250,000	2,047,500
Energy — 3.4%
Energy Equipment & Services — 2.2%
Era Group Inc., Senior Notes	7.750%	12/15/22	3,000,000	2,745,000
Oil, Gas & Consumable Fuels — 1.2%
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	6.500%	4/15/21	1,000,000	981,875
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	7.625%	1/15/22	500,000	493,750
Total Oil, Gas & Consumable Fuels				1,475,625
Total Energy				4,220,625
Health Care — 6.6%
Health Care Providers & Services — 1.6%
CHS/Community Health Systems Inc., Senior Notes	6.875%	2/1/22	2,500,000	1,971,875
Pharmaceuticals — 5.0%
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	6,500,000	6,394,375
Total Health Care				8,366,250
Industrials — 0.2%
Airlines — 0.2%
US Airways, Pass-Through Trust, Pass-Through Certificates, Secured Bonds	6.820%	1/30/19	2,340,195	84,715	(b)
US Airways, Pass-Through Trust, Pass-Through Certificates, Secured Bonds	7.960%	7/20/19	431,639	121,161	(b)
Total Industrials				205,876
Information Technology — 3.9%
Internet Software & Services — 3.9%
EIG Investors Corp., Senior Notes	10.875%	2/1/24	4,500,000	4,972,500

Miller Income Fund 2017 Annual Report

Schedule of investments (cont'd)

September 30, 2017

Miller Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 1.0%
Frontier Communications Corp., Senior Notes	10.500%	9/15/22	$1,500,000	$1,305,000
Total Corporate Bonds & Notes (Cost — $21,814,755)				21,117,751
Total Investments — 99.0% (Cost — $120,535,827)				125,024,554
Other Assets in Excess of Liabilities — 1.0%				1,247,874
Total Net Assets — 100.0%				126,272,428

(a)  Security is a business development company (See Note 2).

(b)  Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2). Value determined using significant unobservable inputs.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Annual Report

Statement of assets and liabilities

September 30, 2017

Assets:
Investments, at value (Cost — $120,535,827)	$125,024,554
Cash	3,228,561
Dividends and interest receivable	998,404
Receivable for fund shares sold	402,431
Prepaid expenses	39,301
Total Assets	129,693,251
Liabilities:
Investment securities purchased	2,470,034
Payable for fund shares repurchased	663,224
Distribution payable	58,889
Investment management fee payable	79,727
Service and/or distribution fees payable	64,885
Accrued other expenses	84,064
Total Liabilities	3,420,823
Total Net Assets	$126,272,428
Net Assets:
Paid-in capital	$136,367,780
Accumulated net investment loss	(86,065)
Accumulated net realized loss on investments	(14,498,014)
Net unrealized appreciation on investments	4,488,727
Total Net Assets	$126,272,428

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Annual Report

Statement of assets and liabilities (cont'd)

September 30, 2017

Net Assets:
Class A	$12,060,967
Class C	$26,612,295
Class FI	$39,860
Class I	$38,574,301
Class IS	$48,985,005
Shares Oustanding:
Class A	1,406,401
Class C	3,107,381
Class FI	4,663
Class I	4,505,137
Class IS	5,723,356
Net Asset Value:
Class A (and redemption price)	$8.58
Class C *	$8.56
Class FI (and redemption price)	$8.55
Class I (and redemption price)	$8.56
Class IS (and redemption price)	$8.56
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.10

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase. (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Annual Report

Statement of operations

For the Year Ended September 30, 2017

Investment Income:
Dividends and distributions	$6,982,929
Return of capital (Note 2 (c))	(1,388,175)
Net Dividends and Distributions	5,594,754
Interest	2,742,731
Total Investment Income	8,337,485
Expenses:
Investment management fee (Note 3)	762,150
Distribution fees (Note 5)	271,144
Transfer agent fees	80,188
Registration fees	75,850
Shareholder reports	61,047
Shareholder servicing fees (Note 5)	37,788
Administration fees	37,295
Audit and tax fees	17,047
Legal fees	16,804
Custody fees	14,295
Trustees' fees	10,344
Compliance fees	5,321
Insurance	3,828
Miscellaneous expenses	16,223
Total Expenses	1,409,324
Less: Fee waivers and/or expense reimbursements (Note 3)	(131,188)
Net Expenses	1,278,136
Net investment income	7,059,349
Realized and Unrealized Gain on Investments (Notes 2 and 7):
Net Realized Gain From:
Investment transactions	5,835,613
REIT distributions	111,964
Net Realized Gain	5,947,577
Change in Net Unrealized Appreciation on Investments	5,428,899
Net Gain on Investments	11,376,476
Increase in Net Assets from Operations	$18,435,825

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2017	2016
Operations:
Net investment income	$7,059,349	$6,198,770
Net realized gain (loss)	5,947,577	(15,355,074)
Change in net unrealized appreciation	5,428,899	17,529,911
Increase in Net Assets from Operations	18,435,825	8,373,607
Distributions to Shareholders from (Note 5):
Net investment income	(7,159,615)	(6,037,010)
Return of capital	(1,540,395)	(1,663,019)
Decrease in Net Assets from Distributions to Shareholders	(8,700,010)	(7,700,029)
Fund Share Transactions (Note 6):
Net proceeds from sale of shares	29,897,243	19,318,219
Reinvestment of distributions	8,226,174	7,272,089
Cost of shares repurchased	(14,869,715)	(22,606,801)
Increase in Net Assets from Fund Share Transactions	23,253,702	3,983,507
Increase in Net Assets	32,989,517	4,657,085
Net Assets:
Beginning of year	93,282,911	88,625,826
End of year *	$126,272,428	$93,282,911
* Includes accumulated undstributed net investment income of:	$(86,065)	$515,794

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares[1]	2017	2016	2015	2014[2]
Net asset value, beginning of period	$7.82	$7.74	$9.89	$10.00
Income (loss) from operations:
Net investment income	0.53	0.53	0.53	0.35
Net realized and unrealized gain (loss)	0.86	0.22	(2.01)	(0.21)
Total income (loss) from operations	1.39	0.75	(1.48)	0.14
Less distributions from:
Net investment income	(0.53)	(0.52)	(0.53)	(0.25)
Return of capital	(0.10)	(0.15)	(0.14)	—
Total distributions:	(0.63)	(0.67)	(0.67)	(0.25)
Net asset value, end of period	$8.58	$7.82	$7.74	$9.89
Total return[3]	18.42%	10.34%	(15.76)%	1.39%
Net assets, end of period (000s)	$12,061	$9,460	$12,654	$16,531
Ratios to average net assets:
Gross expenses	1.32%	1.32%	1.34%[4]	1.38%[5]
Net expenses[6,7]	1.25	1.22	1.19[4]	0.85[5]
Net investment income	6.40	7.14	5.60	5.91[5]
Portfolio turnover rate	52%	53%	54%	6%[8,9]

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Excludes securities received as a result of contribution in-kind.

9  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares[1]	2017	2016	2015	2014[2]
Net asset value, beginning of period	$7.81	$7.74	$9.89	$10.00
Income (loss) from operations:
Net investment income	0.46	0.49	0.46	0.31
Net realized and unrealized gain (loss)	0.86	0.19	(2.01)	(0.19)
Total income (loss) from operations	1.32	0.68	(1.55)	0.12
Less distributions from:
Net investment income	(0.48)	(0.48)	(0.48)	(0.23)
Return of capital	(0.09)	(0.13)	(0.12)	—
Total distributions:	(0.57)	(0.61)	(0.60)	(0.23)
Net asset value, end of period	$8.56	$7.81	$7.74	$9.89
Total return[3]	17.46%	9.45%	(16.38)%	1.15%
Net assets, end of period (000s)	$26,612	$21,632	$16,967	$17,721
Ratios to average net assets:
Gross expenses	2.06%	2.07%	2.11%[4]	2.09%[5]
Net expenses[6,7]	2.00	1.98	1.93[4]	1.56[5]
Net investment income	5.62	6.50	4.91	5.23[5]
Portfolio turnover rate	52%	53%	54%	6%[8,9]

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Excludes securities received as a result of contribution in-kind.

9  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class FI Shares[1]	2017	2016	2015	2014[2]
Net asset value, beginning of period	$7.80	$7.73	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.56	0.53	0.53	0.34
Net realized and unrealized gain (loss)	0.83	0.20	(2.02)	(0.22)
Total income (loss) from operations	1.39	0.73	(1.49)	0.12
Less distributions from:
Net investment income	(0.54)	(0.52)	(0.52)	(0.24)
Return of capital	(0.10)	(0.14)	(0.14)	—
Total distributions:	(0.64)	(0.66)	(0.66)	(0.24)
Net asset value, end of period	$8.55	$7.80	$7.73	$9.88
Total return[3]	18.44%	10.20%	(15.84)%	1.16%
Net assets, end of period (000s)	$40	$9	$9	$10
Ratios to average net assets:
Gross expenses	2.40%	4.88%	7.00%	1.85%[4]
Net expenses[5,6]	1.25	1.25	1.25	1.25[4]
Net investment income	6.76	7.13	5.57	5.72[4]
Portfolio turnover rate	52%	53%	54%	6%[7,8]

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Annualized.

5  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees' consent.

6  Reflects fee waivers and/or expense reimbursements.

7  Excludes securities received as a result of contribution in-kind.

8  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class I Shares[1]	2017	2016	2015	2014[2]
Net asset value, beginning of period	$7.81	$7.73	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.56	0.55	0.56	0.35
Net realized and unrealized gain (loss)	0.85	0.22	(2.02)	(0.21)
Total income (loss) from operations	1.41	0.77	(1.46)	0.14
Less distributions from:
Net investment income	(0.55)	(0.54)	(0.54)	(0.26)
Return of capital	(0.11)	(0.15)	(0.15)	—
Total distributions:	(0.66)	(0.69)	(0.69)	(0.26)
Net asset value, end of period	$8.56	$7.81	$7.73	$9.88
Total return[3]	18.66%	10.52%	(15.53)%	1.40%
Net assets, end of period (000s)	$38,574	$20,933	$21,522	$24,948
Ratios to average net assets:
Gross expenses	1.08%	1.07%	1.13%[4]	1.07%[5]
Net expenses[6,7]	0.95	0.95	0.91[4]	0.85[5]
Net investment income	6.76	7.42	5.92	5.91[5]
Portfolio turnover rate	52%	53%	54%	6%[8,9]

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Excludes securities received as a result of contribution in-kind.

9  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class IS Shares[1]	2017	2016	2015	2014[2]
Net asset value, beginning of period	$7.80	$7.72	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.56	0.56	0.56	0.36
Net realized and unrealized gain (loss)	0.87	0.21	(2.02)	(0.22)
Total income (loss) from operations	1.43	0.77	(1.46)	0.14
Less distributions from:
Net investment income	(0.56)	(0.54)	(0.55)	(0.26)
Return of capital	(0.11)	(0.15)	(0.15)	—
Total distributions:	(0.67)	(0.69)	(0.70)	(0.26)
Net asset value, end of period	$8.56	$7.80	$7.72	$9.88
Total return[3]	18.91%	10.78%	(15.58)%	1.41%
Net assets, end of period (000s)	$48,985	$41,248	$37,475	$44,294
Ratios to average net assets:
Gross expenses	1.01%	0.96%	1.00%[4]	1.38%[5]
Net expenses[6,7]	0.85	0.85	0.85[4]	0.82[5]
Net investment income	6.78	7.52	5.97	6.14[5]
Portfolio turnover rate	52%	53%	54%	6%[8,9]

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Excludes securities received as a result of contribution in-kind.

9  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Annual Report

Notes to financial statements

1. Organization

Miller Income Fund (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund converted to the Trust on February 24, 2017, and was previously organized in the Legg Mason Global Asset Management Trust as the Miller Income Opportunity Trust (the "Predecessor Fund"). The Fund seeks to provide a high level on income while maintaining the potential for growth.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the "Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Miller Income Fund 2017 Annual Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments†
Common Stocks	$76,304,705	—	—	$76,304,705
Convertible preferred stocks	731,120	$4,236,000	—	4,967,120
Investments in underlying funds	10,573,576	—	—	10,573,576
Preferred stocks	10,055,152	—	—	10,055,152
Convertible bonds & notes	—	2,006,250	—	2,006,250
Corporate bonds & notes	—	20,911,875	$205,876	21,117,751
Total Investments	$97,664,553	$27,154,125	$205,876	$125,024,554

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds & Notes
Balance at September 30, 2016	$3,123,790
Accrued discounts	168,501
Realized gain (loss)	224,147
Change in unrealized appreciation/depreciation	(1,716,101)
Purchases	—
(Sales/Principal paydowns)	(1,715,622)
Transfers into Level 3	121,161
Transfers out of Level 3	—
Balance at September 30, 2017	$205,876

Miller Income Fund 2017 Annual Report

Notes to financial statements (cont'd)

The Fund's policy is to recognize transfers between levels as of the end of the reporting period.

The following table summarizes the valuation techniques employed to value Level 3 investments.

Investment	Fair Value at September 30, 2017	Valuation Technique	Unobservable Input	Range
Corporate Bonds & Notes	$205,876	Income Method	Discount Rate	6.82-7.96%

An increase to the discount rate used would result in a lower fair value measurement.

(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(c) Return of capital estimates. Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") generally are comprised of income and return of capital. Distributions received from the Fund's investments in Real Estate Investment Trusts ("REITs") generally are comprised of income, realized capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and MLPs based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Miller Income Fund 2017 Annual Report

(e) Distributions to shareholders. Distributions are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of September 30, 2017, open tax years for the Fund include the tax period ended September 30, 2014, and the tax years ended September 30, 2015 and September 30, 2016.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement to with the Adviser to furnish investment advisory services to the Fund. Prior to converting to the Trust, the Adviser served as sub-adviser to the Predecessor Fund. Prior to the conversion, Legg Mason Partners Fund Advisor, LLC ("LMPFA") served as investment manager to the Predecessor Fund.

Miller Income Fund 2017 Annual Report

Notes to financial statements (cont'd)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2.5 billion	0.700%
Next $5 billion	0.675
Over $7.5 billion	0.650

The Adviser has contractually agreed to reduce fees and pay expenses (other than interest, commissions, taxes, acquired fund fees and expenses, and extraordinary expenses) so that total annual operating expenses do not exceed the levels set forth below. This expense limitation cannot be terminated prior to February 28, 2019. The Predecessor Fund had the same expense limitations.

Class A	Class C	Class FI	Class I	Class IS
1.25%	2.00%	1.25%	0.95%	0.85%

During the year ended September 30, 2017, fees waived and/or expenses reimbursed amounted to $131,188.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses have fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2020	7,790	15,518	297	37,223	70,360

U.S. Bancorp Fund Services ("USBFS") serves as the Fund's administrator and transfer agent. U.S Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar") and affiliate to USBFS, acts as the Fund's distributor and principal underwriter. Prior to the conversion, Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned subsidiary of Legg Mason, served as the Fund's sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares,

Miller Income Fund 2017 Annual Report

which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2017, Quasar, LMIS and its affiliates retained sales charges of $7,557 on sales of the Fund's Class A shares. In addition, for the year ended September 30, 2017, CDSCs paid to Quasar or LMIS and its affiliates were:

	Class A	Class C
CDSCs	$—	$486

4. Investments

During the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$81,374,860
Sales	56,012,671

5. Class specific expenses and distributions

The Fund has adopted a Rule 12b-1 distribution and shareholder servicing plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class Fl shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agency services for each share class. Sub-transfer agency and/or distribution fees are accrued daily and paid monthly or quarterly.

For the year ended September 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Sevicing Fees
Class A	$26,249	$6,412
Class C	244,831	13,712
Class FI	64	286
Class I	—	17,378
Total	$271,144	$37,788

Miller Income Fund 2017 Annual Report

Notes to financial statements (cont'd)

Distributions by class for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended September 30, 2017	Year Ended September 30, 2016
Net Investment Income:
Class A	$670,566	$705,737
Class C	1,451,393	1,114,112
Class FI	2,087	591
Class I	1,997,585	1,501,585
Class IS	3,037,984	2,714,985
Total	$7,159,615	$6,037,010
Return of Capital
Class A	$145,529	$182,128
Class C	292,921	322,517
Class FI	480	166
Class I	482,668	397,032
Class IS	618,797	761,176
Total	$1,540,395	$1,663,019

6. Shares of beneficial interest

At September 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	578,398	$4,796,307	236,198	$1,773,396
Shares issued on reinvestment	78,675	654,263	98,325	733,665
Shares repurchased	(460,840)	(3,752,685)	(759,592)	(5,642,524)
Net increase (decrease)	196,233	$1,697,885	(425,069)	$(3,135,463)
Class C
Shares sold	776,069	$6,383,320	1,254,301	$9,386,577
Shares issued on reinvestment	173,133	1,437,922	156,081	1,167,600
Shares repurchased	(611,388)	(5,040,880)	(833,736)	(6,195,255)
Net increase	337,814	$2,780,362	576,646	$4,358,922
Class FI
Shares sold	4,379	$36,485	—	—
Shares issued on reinvestment	308	2,563	102	$757
Shares repurchased	(1,227)	(9,839)	—	—
Net increase	3,460	$29,209	102	$757

Miller Income Fund 2017 Annual Report

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,257,280	$18,681,131	1,077,888	$8,158,246
Shares issued on reinvestment	297,607	2,474,684	254,003	1,893,908
Shares repurchased	(731,799)	(6,023,552)	(1,434,847)	(10,546,425)
Net increase (decrease)	1,823,088	$15,132,263	(102,956)	$(494,271)
Class IS
Shares issued on reinvestment	441,527	$3,656,742	466,217	$3,476,159
Shares repurchased	(5,096)	(42,759)	(30,789)	(222,597)
Net increase	436,431	$3,613,983	435,428	$3,253,562

7. Income tax information

At September 30, 2017, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

Tax cost of investments	$120,438,976
Gross unrealized appreciation	$15,787,484
Gross unrealized depreciation	(11,201,906)
Net unrealized appreciation	$4,585,578
Deferred capital losses*	$(14,594,865)
Other book/tax temporary differences(a)	(86,065)
Total accumulated losses	$(10,095,352)

*  These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2017, the following reclassifications have been made:

	Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(501,593)	$1,107,832	$(606,239)

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

Miller Income Fund 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Miller Income Fund

We have audited the accompanying statement of assets and liabilities of Miller Income Fund, a series of shares of beneficial interest in Trust for Advised Portfolios, (the "Fund") including the schedule of investments, as of September 30, 2017, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2016 and financial highlights for each of the years in the two year period ended September 30, 2016 and February 28, 2014 (commencement of operations) to September 30, 2014 were audited by other auditors whose report dated November 18, 2016, expresses an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Miller Income Fund as of September 30, 2017, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

  BBD, LLP

Philadelphia, Pennsylvania
November 28, 2017

Miller Income Fund 2017 Annual Report

Additional information (unaudited)

September 30, 2017

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Form N-Q Portfolio Schedule

The Fund files its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 45.94%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2017, was 38.26%.

Miller Income Fund 2017 Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Income Fund 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Previously Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 — 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 — 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Ian Martin 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee and Chairman	Trustee Since 2013 Chairman Since 2015	Executive Vice President, U.S. Bancorp Fund Services, LLC.	1	None

Miller Income Fund 2017 Annual Report

Additional information (unaudited) (cont'd)

Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	President and Principal Executive Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 — present)
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 — present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present); Contract Attorney, various law firms (2009-2012)

(1)  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(5)  Mr. Martin is an "interested person" of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust's distributor.

Miller Income Fund 2017 Annual Report

(This page intentionally left blank.)

(This page intentionally left blank.)

Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue
MK-WI-T6
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive,
Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street,
26th Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
111 Pennsylvania Avenue,
NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110
millervaluefunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Miller Income Fund

	BBD, LLP
	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$14,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Miller Income Fund

	BBD, LLP
	FYE 9/30/2017	FYE 9/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Miller Income Fund

	BBD, LLP
Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	$3,000	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant

PricewaterhouseCoopers LLP (“PWC”) served as the independent registered public accounting firm for the Predecessor Fund to audit the financial statements for the fiscal year ended September 30, 2016.

The Trust engaged BBD, LLP on February 24, 2017, as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending September 30, 2017.

The report of PWC on the financial statements of the Predecessor Fund for the fiscal year ended September 30, 2016, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the Predecessor Fund’s audit for the fiscal period ended September 30, 2016, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such periods.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/8/17

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	12/8/17